Scharf Fund
Retail Class - LOGRX

(the “Fund”)

A series of Advisors Series Trust (the “Trust”)

Supplement dated November 27, 2024 to the
Summary Prospectus, Statutory Prospectus
and Statement of Additional Information (“SAI”) dated January 28, 2024

Conversion of Retail Class into Institutional Class
Based on a recommendation of Scharf Investments, LLC (the “Adviser”), on November 25, 2024, the Board of Trustees of Advisors Series Trust (the “Board”) approved converting the Retail Class shares into Institutional Class shares and then closing the Retail Class shares of the Scharf Fund (the “Fund”).

After the close of business on December 31, 2024, the Fund will convert Retail Class shares into Institutional Class shares. Prior to the conversion, shareholders of Retail Class shares may redeem their investments as described in the Fund’s Prospectus.

If shares are not redeemed prior to the conversion, each shareholder owning Retail Class shares of the Fund will own Institutional Class shares of the Fund equal to the aggregate value of the shareholder’s Retail Class shares. Because Retail Class shareholders will own Institutional Class shares following the conversion, those shareholders will no longer be subject to a Distribution and Service (Rule 12b-1) Fee.

The conversion will not be considered a taxable event for federal income tax purposes. Please see the Prospectus for more information about the fees and expenses associated with Institutional Class shares.

Please retain this supplement with your Summary Prospectus, Statutory Prospectus and SAI for future reference.